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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               September 9, 1996
                               -----------------
                Date of Report (Date of Earliest Event Reported)



                               EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Tennessee                          34-O-23290              62-1550848
- ----------------------------        --------------------     -----------------
(State or Other Jurisdiction        (Commission File No.)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                4735 Spottswood
                                   Suite 102
                            Memphis, Tennessee 38117
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                      N/A
          ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     COMMENCEMENT OF LISTING AND TRADING OF COMMON STOCK ON THE NYSE.


     On September 9, 1996, the common stock, $.01 par value (the "Common Stock") of Equity Inns, Inc. (the "Company") began trading on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "ENN". Prior to September 9, 1996, the Company's Common Stock was traded on the National Market System of The Nasdaq Stock Market, Inc. ("Nasdaq") under the symbol "ENNS". Trading of the Company's Common Stock on Nasdaq was terminated at the close of business on September 6, 1996.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EQUITY INNS, INC.



                                     /s/ Howard A. Silver
                                     ---------------------------
September 12, 1996                   Howard A. Silver
                                     Vice President of Finance,
                                     Secretary, Treasurer and
                                     Chief Financial Officer


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